HOUSTON AMERICAN ENERGY CORP

Investor Presentation

April 2013

Forward-Looking Statements

This presentation contains forward-looking statements, including those relating to our future financial and operational results, reserves or transactions, that are subject to various risks and uncertainties that could cause the Company's future plans, objectives and performance to differ materially from those in the forward-looking statements. Forward-looking statements can be identified by the use of forward-looking terminology such as "may," "expect," "intend," "plan," "subject to," "anticipate," "estimate," "continue," "present value," "future," "reserves," "appears," "prospective," or other variations thereof or comparable terminology. Factors that could cause or contribute to such differences could include, but are not limited to, those relating to the results of exploratory drilling activity, the Company's growth strategy, changes in oil and natural gas prices, operating risks, availability of drilling equipment, availability of capital, the inherent variability in early production tests, dependence on weather conditions, seasonality, expansion and other activities of competitors, changes in federal or state environmental laws and the administration of such laws, the general condition of the economy and its effect on the securities market, the availability, terms or completion of any strategic alternative or any transaction and other factors described in "Risk Factors" and elsewhere in the Company's Form 10-K and other filings with the SEC. While we believe our forward-looking statements are based upon reasonable assumptions, these are factors that are difficult to predict and that are influenced by economic and other conditions beyond our control.

The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose proved, probable and possible reserves. We use certain terms in this document, such as non-proven, resource potential, Probable, Possible, Exploration and unrisked resource potential. These terms include reserves , and prospects and leads not rising to the level of or included in reserves, with substantially less certainty than proved reserves, and no discount or other adjustment is included in the presentation of such amounts. The recipient is urged to consider closely the disclosure in our Form 10-K, File No. 001-32955, available from us at 801 Travis, Suite 1425, Houston, Texas 77002. You can also obtain this form from the SEC by calling 1-800-SEC-0330.

Company Overview

- Houston American Energy Corp (NYSE Amex:HUSA), the "Company", is a growth-oriented independent energy company engaged in the exploration, development and production of crude oil and natural gas resources

Market Cap (1):	$9.9MM	Debt Outstanding:	$0.0
Average Volume (2):	285,173	Shares Outstanding:	52,180,045

- Operations focused in Colombia
  - Over 392,205 gross acres
  - Participated in drilling of approximately 125 wells in Colombia to date

- Significant concessions in Colombia

(1) As of April 19, 2013.
(2) For the 90 days ended April 19, 2013.

Investment Opportunity

- Unique portfolio of high impact, large reserve potential projects in Colombia
  - Pure-play small cap oil focused investment opportunity with substantial upside potential
  - Large acreage position adjacent to Capella Field in the Putumayo Basin
  - Favorable government royalties and fiscal terms on existing contracts
- Low cost structure
  - Non-operator strategy allows for minimal corporate staff
- Experienced management and board of directors
- Simple capitalization structure

Business Strategy

- Explore and develop existing properties through the drill bit
  - Explore for and develop existing properties on approximately 49,025 net acres in Colombia
- Acquire additional interest in oil and gas properties through partnerships and joint ventures with experienced operators
  - Target acquisitions that enhance our core areas
  - Focus on high impact, lower risk drilling prospects
- Capitalize on the expertise, experience and strategic relationships of the management team and board of directors

International Assets

International Operations - Colombia

Interest in Three Concessions

Basin	Block	Acreage	Interest	Operator
Putumayo	Serrania	~110,769	12.5%	Hupecol
Putumayo	Los Picachos	~86,235	12.5%	Hupecol
Putumayo	Macaya	~195,201	12.5%	Hupecol

Serrania, Los Picachos and Macaya Blocks

Putumayo Basin

Southern Colombian Heavy Oil Belt



Locator Map
Llanos
Basin
240 miles
Rubiales Field
±400
MMBO
Serrania Block
Los Picachos Block
Capella Field
±150
MMBO
Caguan Basin
Macaya Block
Orito Field
±200
MMBO
190 miles
Heavy Oil Belt
Putumayo Basin
Exploration Blocks
Production Area
Serrania Block
Heavy Oil Belt
Natural Reserves

HOUSTON AMERICAN ENERGY CORP

Serrania Block

- Contract entered between Shona Energy (Colombia) Limited (which was later acquired by Canacol Energy Ltd.) and Houston American Energy on June 24, 2009
- Hupecol, a private company with extensive Colombian experience, is the operator
- Right to earn an undivided twelve and one half percent (12.5%) of the rights to the Serrania Contract for Exploration and Production (the Serrania Contract) which covers the Serrania Block located in the municipalities of Uribe and La Macarena in the Department of Meta
- Serrania Block consists of approximately 110,769 acres
- Oil Royalty: 8% to 5,000 BOPD and sliding scale to 20% at 125,000 BOPD
- The Block is located adjacent to the recent Capella discovery, which is estimated by Canacol Energy to have on the order of 1.8 billion barrels of oil in place
- The Company agreed to pay 25% of Phase 1 Work Program. The Phase 1 work program consisted of completing a geochemical study, reprocessing existing 2-D seismic data, and the acquisition, processing and interpretation of 2D seismic program containing approximately 116 kilometers of 2-D data. The Phase 1 work program was completed in September 2009.

Overview of Hupecol *(Private Company)*

- Privately held E&P company with offices in Colombia and Texas
  - Hupecol's managing partner currently operates significant production and gathering facilities domestically in the U.S.
  - Operates with an extensive staff of geologists, petroleum engineers, geophysical and accounting professionals

- Proven track record
  - In June 2008, Hupecol, through Hupecol Caracara LLC as owner/operator, sold all of the Caracara assets to Cepsa, covering approximately 232,500 acres for USD $920 million
  - In December 2010, Hupecol, through Hupecol Dorotea and Cabiona, LLC ("HDC, LLC") and Hupecol Llanos, LLC ("HL, LLC"), sold all of the HDC, LLC and HL, LLC assets, covering approximately 310,730 acres for USD $281.0 million.
  - In March of 2012, Hupecol though Hupecol Cuerva, LLC ("HC, LLC"), sold all of the HC, LLC assets, covering approximatley 90,000 acres for USD $75.0 million.
  - Participated in over 125 wells in Colombia to date with a 60-70% success ratio

Northern Putumayo Basin

Houston American Energy Corp owns a 12.5 % interest in the Serrania, Los Picachos and Macaya Blocks


Serrania
110,790 acres
Los Picachos
86,249 acres
Capella Field
Macaya
195,201 acres
SHONA EN
Serrania 1
(n.a.)
SERRANIA
SHONA EN
LOS PICACHOS
HUPECOL
CAPELLA
OMBU
EMERALD EN
COL
Pirana 1
1112(1976)
COL
Payara 1
1397(1975)
Serrania

HOUSTON AMERICAN ENERGY CORP

Serrania - Capella Area



North Prospect
South Prospect
Capella Field
Serrania
Picachos
Macaya
5 km
3.1 miles
Y-73-03
Y-73-04
Y-73-06
S-2009-01
S-2009-02
S-2009-03
S-2009-04
S-2009-08
S-2009-07

Mirador Sand Time Structure Map

HOUSTON AMERICAN ENERGY CORP

Serrania – North Prospect

Prospect Statistics

Estimated Closure:

11,000 Acres

(17+ square miles)

45 msec

(approximately 180 feet)

Approximate Depth to Top of Mirador: 4,500'



Serrania
Seismic Line N1
Seismic Line N2
1,100
1,000
1,200
1,300
1,400
0,900
S-2009-01
S-2009-02
S-2009-03
S-2009-04
S-2009-05
S-2009-06
Y-73-04
Y-73-05
Y-73-17

Proposed Well Location

1 Mile

Mirador Sand Time Structure Map

HOUSTON AMERICAN ENERGY CORP

2D Seismic Line N1

North Prospect



NW
SE
0.500
0.600
0.700
0.800
0.900
1.000
1.100
1.200
1.300
1.400
Mirador
Basement

HOUSTON AMERICAN ENERGY CORP

2D Seismic Line N2

North Prospect


SW
NE
0.500
0.600
0.700
0.800
0.900
1.000
1.100
Mirador
1.200
Basement
1.300
1.400

Serrania – South Prospect

Prospect Statistics

Estimated Closure:

6,000 Acres

(9+ square miles)

80 msec closure

(approximately 320 feet)

Approximate Depth to Top of Mirador: 3,600’

Proposed Well Location



Seismic Line S2
Seismic Line S1
Capella Field
1,200
1,100
1,100
1,000
0,900
S-2009-08
S-2009-07
S-2009-07
S-2009-03
S-2009-04
S-2008-05
Y-78-17
Y-1978-08N

1 Mile

Mirador Sand Time Structure Map

HOUSTON AMERICAN ENERGY CORP

2D Seismic Line S1

South Prospect



W
E
0.500
0.600
0.700
0.800
0.900
1.000
1.100
1.200
1.300
Mirador
Basement

2D Seismic Line S2

South Prospect



SSW
NNE
0.400
0.500
0.600
0.700
0.800
0.900
1.000
1.100
1.200
Capella Field
Mirador
Basement

Capella Field

Northern Putumayo Basin

Discovered: July 2008

Operator: Sinochem Group

Partner: Canacol Energy

Oil: 9 to 11 API Gravity
(Source: Canacol Energy)

1.8 Billion Barrels OOIP
(Canacol Energy's estimate)



Capella field
Caguan-Putumayo
5
Km
Exploration Upside
Field limit at Conglomerate level
Field limit at Mirador level
Horizontal well
Vertical well

Source: Canacol Energy Investor Presentation - July 2012

2D Seismic Line Over Capella Field



NW
SE
Capella 1
Payara 1
Capella 2
Capella field
Caguan-Putumayo
5
Km
Exploration Upside
Field limit at Conglomerate level
Field limit at Mirador level
Seismic Line
Horizontal well
Vertical well
Source: Canacol Energy Investor Presentation - July 2012
Mirador
Basement

HOUSTON AMERICAN ENERGY CORP

Comparison of 2D Seismic Data Over Capella Field and the Serrania South Prospect


Capella Field
Mirador
South Prospect
Mirador

Mirador Interval Thickness Map

This map shows that we may encounter a thicker Mirador interval in the Serrania Block than Capella Field.



Pirana #1 (1976)
25 feet
Mirador Interval 75 Feet
THIN
Serrania
Picachos TEA
North Prospect
THICK
South Prospect
Payara #1 (1975)
60 feet
Mirador Interval 370 Feet
Capella Field
5 km
3.1 miles

Northern Putumayo Basin

Northern Putumayo Basin

1) 12.5 % Working Interest
2) 392,205 gross acres
   49,025 net acres
3) Two Large Prospects
   Adjacent to Capella Field
   Shallow Wells
4) Large Amount of Follow-up
   Acreage
5) Seasoned Operator



North Prospect
South Prospect
Capella Field
Serrania
Picachos
Macaya
5 km
3.1 miles

HOUSTON AMERICAN ENERGY CORP

HUSA - 2013 Estimated Capex Budget

Serrania Phase 2			
Expected Start Date[1]	Activity	Gross Cost (US$)	Net Cost to HUSA's 12.5% Interest
2nd Half 2013	Drilling two A3 exploratory wells	$10,546,000	$1,318,250

Los Picachos			
Expected Start Date[1]	Activity	Gross Cost (US$)	Net Cost to HUSA's 12.5% Interest
2nd Half 2013	83.6 km of 2D seismic	$4,902,000	$612,750

Macaya			
Expected Start Date[1]	Activity	Gross Cost (US$)	Net Cost to HUSA's 12.5% Interest
2nd Half 2013	201.9 km of 2D seismic	$11,840,000	$1,480,000

Total		**$27,288,000**	**$3,411,000**

[1] Based on Operator's current estimate.

Appendix

Management Biography

John F. Terwilliger, President and CEO

John F. Terwilliger has served as the Company's President, Chairman and Chief Executive Officer since its inception in April 2001. From 1988 to 2001, Mr. Terwilliger served as Chairman of the Board and President of Moose Oil and Gas Company, a Houston based exploration and production company focused on operations in the Texas Gulf Coast region. Prior to 1988, Mr. Terwilliger was Chairman of the Board and President of Cambridge Oil Company, a Texas based exploration and production company. John is a member of the Houston Geological Society, Houston Producers Forum, Independent Petroleum Association of America and the Society of Petroleum Engineers.

James J. Jacobs -Chief Financial Officer

James “Jay” Jacobs has served as the Company’s Chief Financial Officer since joining the Company in July 2006. From April 2003 until joining the Company in July 2006, Mr. Jacobs served as an Associate and as Vice President in the Energy Investment Banking division at Sanders Morris Harris, Inc., an investment banking firm headquartered in Houston Texas, where he specialized in energy sector financings and transactions for a wide variety of energy companies. Prior to joining Sanders Morris Harris, Mr. Jacobs worked as a financial analyst for Duke Capital Partners where he worked on the execution of senior secured, mezzanine, volumetric production payment, and equity transactions for exploration and production companies. Prior to joining Duke Capital Partners, Mr. Jacobs worked in the Corporate Tax Group of Deloitte and Touché LLP. Mr. Jacobs holds a B.B.A. and a Masters in Professional Accounting from the McCombs School of Business at the University of Texas in Austin.

Kenneth A. Jeffers - Senior Vice President of Exploration

Kenneth “Ken” Jeffers brings to Houston American Energy over 30 years of oil and gas industry experience. Mr. Jeffers began his career as an exploration geophysicist with Mobil Oil, later serving as a staff geophysicist and senior geophysicist with such companies as Anadarko Petroleum, Pennzoil and Hunt Oil and Vice President Geophysics at Goodrich Petroleum Corp. Prior to his appointment as Senior Vice President of Exploration, Mr. Jeffers worked with Houston American for six months as a consultant focusing on identification of prospects on the Company’s large Colombian acreage position.

Board of Directors

Lee Tawes

Mr. Tawes is Executive Vice President, Head of Investment Banking and a Director of Northeast Securities, Inc. Prior to joining Northeast Securities, Mr. Tawes held management and research analyst positions with C.E. Unterberg, Towbin, Oppenheimer & Co. Inc., CIBC World Markets and Goldman Sachs & Co. from 1972 to 2001. Mr. Tawes has served as a Director of New Leaf Brands since 2001 and of GSE Systems, Inc. since 2006. Mr. Tawes is a graduate of Princeton University and received his MBA from Darden School at the University of Virginia

Stephen Hartzell

Since 2003, Mr. Hartzell has been an owner/operator of Southern Star Exploration, LLC, an independent oil and gas company. From 1986 to 2003, Mr. Hartzell served as an independent consulting geologist. From 1978 to 1986, Mr. Hartzell served as a petroleum geologist, division geologist and senior geologist with Amoco Production Company, Tesoro Petroleum Corporation, Moore McCormack Energy and American Hunter Exploration. Mr. Hartzell received his B.S. in Geology from Western Illinois University and an M.S. in Geology from Northern Illinois University.

John Boylan

Mr. Boylan has, since September 2012, served as Chief Executive Officer of EC Offshore Properties, Inc., an independent oil and gas company with operations focused in the Gulf of Mexico. From December 2008 until August 2012, Mr. Boylan served as a financial consultant to Pisces Energy, LLC and, from April 2011 until April 2012, as Chief Financial Officer of Probe Resources, Ltd. Previously, Mr. Boylan served in various financial consulting and executive capacities in the energy industry, including both the exploration and production and oil services sectors. Mr. Boylan's experience also includes work as an auditor for KPMG Peat Marwick and as a management consultant for Coopers & Lybrand Consulting. Mr. Boylan holds a BBA with a major in Accounting from the University of Texas and an MBA with majors in Finance, Economics and International Business from New York University. Mr. Boylan is a licensed CPA in the State of Texas.

Keith Grimes

Mr. Grimes is a seasoned energy industry executive. Since 2008, Mr. Grimes has served as Chief Executive Officer of Hamilton Group, an international service provider to oil and gas exploration and production companies offering specialized technical consulting and E&P technology to operators worldwide. Prior to joining Hamilton Group, Mr. Grimes had a 28 year career in the oil and gas industry, most recently managing all eastern hemisphere operations of Expro Group, an Aberdeen, Scotland based global well testing and subsea engineering company, and previously serving in numerous leadership roles with Halliburton for 20 years.